INVESCO MONEY MARKET FUNDS, INC.

         INVESCO Cash Reserves Fund - Investor Class, Class A, B, and C
                  INVESCO Tax-Free Money Fund - Investor Class
               INVESCO U.S. Government Money Fund - Investor Class

   Supplement dated August 14, 2003 to the Statement of Additional Information dated August 13, 2003, as Supplemented August 13, 2003

The Board of Directors of INVESCO Money Market Funds, Inc. (the "Company") approved, on August 12-13, 2003, a name change for the Company. Effective as of October 1, 2003, the name of the Company will be "AIM Money Market Funds, Inc."

The Board of Directors of the Company also approved, on August 12-13, 2003, an Agreement and Plan of Reorganization (the "Plan"), which provides for the redomestication of the Company as a Delaware statutory trust (the "Trust") and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation.

The Plan provides for a series of transactions to convert each series portfolio of the Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the Trust. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. The Trust, like the Company, will operate as an open-end management investment company.

The proposed Redomestication relates to an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of both AIM and INVESCO, with respect to its North American mutual fund operations. AMVESCAP has recommended simplifying the organizational structure of the funds within The AIM Family of Funds(R) (the "AIM Funds") and the INVESCO Family of Funds (the "INVESCO Funds") so that they are all organized as Delaware statutory trusts, using as few entities as practicable. This change should provide these Funds with greater flexibility in conducting their business operations.

The Board of Directors of the Company previously approved, on June 9, 2003, transactions in which INVESCO Cash Reserves Fund would transfer all of its assets and liabilities to AIM Money Market Fund, a series of AIM Investment Securities Funds, and in which INVESCO Tax-Free Money Fund would transfer all of its assets and liabilities to AIM Tax-Exempt Cash Fund, a series of AIM Tax-Exempt Funds (each, a "Reorganization"). The Redomestication of each of INVESCO Cash Reserves Fund and INVESCO Tax-Free Money Fund will be consummated only if the applicable Reorganization is not approved by shareholders.

The proposed Redomestication requires the approval of the Company's shareholders and will be submitted to shareholders for their consideration at a meeting to be held on or around October 21, 2003. If approved by shareholders and certain closing conditions required by the Plan are satisfied, the proposed Redomestication is expected to be consummated shortly thereafter. If shareholders of the Company do not approve the proposed Redomestication, the Company will continue to operate as a Maryland corporation.

Effective October 1, 2003, A I M Fund Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, will replace INVESCO Funds Group, Inc. as transfer agent.

In the table relating to the dollar range of equity securities beneficially owned by each director in the section of the Statement of Additional Information entitled "Directors and Officers of the Company," the aggregate dollar range of equity securities in all registered investment companies of the INVESCO Funds overseen by Bob R. Baker is over $100,000.

The information relating to Bob R. Baker's ownership in the Funds in the table relating to the dollar range of equity securities beneficially owned by each director in the section entitled "Directors and Officers of the Company" is replaced with the following:

-------------------------------------------------------------------------------------------
Director           Dollar Range of Equity Securities Owned in Each     Aggregate Dollar
                   Fund(1)                                             Range of Equity
                                                                       Securities in All
                                                                       Registered
                                                                       Investment
                                                                       Companies Overseen
                                                                       by the director in
                                                                       the INVESCO Funds(1)

-------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS
-------------------------------------------------------------------------------------------
Bob R. Baker       INVESCO Cash Reserves Fund                None         Over $100,000
                   INVESCO Tax-Free Money Fund          $1-10,000
                   INVESCO U.S. Government Money Fund   $1-10,000
-------------------------------------------------------------------------------------------

(1) All valuations of Fund shares are as of December 31, 2002.

The following replaces the information relating to James T. Bunch in the table relating to the directors and officers of the Funds in the column entitled "Principal Occupation(s) During Past 5 Years":

      Co-President and Founder of Green, Manning & Bunch Ltd., Denver, Colorado (1988-present) (investment banking firm); Director, Policy Studies, Inc. and Van Gilder Insurance Corporation; formerly, General Counsel and Director of Boettcher & Co., Denver, Colorado; and formerly, Chairman and Managing Partner, law firm of Davis, Graham & Stubbs, Denver, Colorado.

                                   2